INTEREST EXPENSES (Tables)	12 Months Ended
Dec. 31, 2024
INTEREST EXPENSES [Abstract]
Interest Expense on Long-term Debt
Interest expenses consist of interest expense on the long-term debt and amortization of deferred financing costs related to the facilities described in Note 8.

All figures in USD ‘000	2024	2023	2022
Interest Expenses, net of capitalized interest	29,889	29,040	23,455
Amortization of Deferred Financing Costs	850	1,458	3,600
Total Interest Expenses	30,739	30,498	27,055